UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CORTEVA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on April 28, 2020

CORTEVA INC.	Meeting Information
Meeting Type: Annual Meeting of Stockholders
For holders as of: March 9, 2020
Date: April 28, 2020 Time: 11:00 AM Central Time
	Location:	Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/CTVA2020.
CORTEVA INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 974 CENTRE ROAD, BUILDING 735 WILMINGTON, DE 19805

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/TBD and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares of Common Stock in the Company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow  (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a paper or e-mail copy. Please choose one of the following methods to make your request:

1) BY INTERNET:          www.proxyvote.com

2) BY TELEPHONE:     1-800-579-1639

3) BY E-MAIL*:             sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

This e-mail address should NOT be used for any other requests, instructions or inquiries. Please make the request to receive a paper or e-mail copy as instructed above on or before April 14, 2020 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote must be received by 11:59 P.M. Eastern Time on April 27, 2020.

During The Meeting:

Go to www.virtualshareholdermeeting.com/CTVA2020. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote must be received by April 27, 2020.

Voting Items

The Board of Directors recommends that you vote FOR all director nominees in Agenda Item 1, FOR Agenda Items 2, 4 and 5, and 1 Year for Agenda Item 3.

1.	Election of the 12 directors named in the Proxy Statement.

Nominees:

1a.   Lamberto Andreotti

1b.  Robert A. Brown

1c.   James C. Collins, Jr.

1d.  Klaus A. Engel

1e.   Michael O. Johanns

1f.   Lois D. Juliber

1g.  Rebecca B. Liebert

1h.  Marcos M. Lutz

1i.   Nayaki Nayyar

1j.   Gregory R. Page

1k.  Lee M. Thomas

1l.   Patrick J. Ward

2.  Advisory resolution to approve executive compensation of the Company’s named executive officers.

3.  Advisory resolution on the frequency of the stockholder vote on the compensation of the Company’s named executive officers.

4.  Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020.

5.  Approval of Corteva, Inc. Global Omnibus Employee Stock Purchase Plan.

6.  Transaction of any other business as may properly come before the 2020 Meeting.